SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

[GRAPHIC OMITTED]

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2006


                               PSB Holdings, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        Federal                        000-50970               42-1597948
----------------------------     ----------------------     ----------------
      (State or other            (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



 40 Main Street, Putnam, Connecticut                              06260
----------------------------------------                        ---------
(Address of principal executive offices)                       (Zip Code)


                                 (860) 382-6501
                                ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.
           --------------------------------------------------------------------

     On June 7, 2006, the Board of Directors of PSB Holdings Inc. (the "Company") and Putnam Savings Bank (the "Bank") appointed Robert J. Halloran, Jr., currently the Chief Financial Officer of the Company and the Bank, to succeed Robert G. Cocks, Jr. as President of the Company and the Bank. Mr. Halloran will continue to serve as Chief Financial Officer of the Company and the Bank. Mr. Cocks is no longer an officer of the Company or the Bank.

     Mr. Thomas A. Borner continues to serve as Chairman and Chief Executive Officer of the Company and the Bank.

     Mr. Halloran joined the Company and the Bank in 2004 and had served as Vice President and Treasurer of the Company and as Senior Vice President and Chief Financial Officer of the Bank. Prior to joining the Company and the Bank, Mr. Halloran served as Chief Financial Officer of Commerce Bank & Trust Company.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PSB HOLDINGS, INC.

Dated: June 8, 2006                    By: /s/ Thomas A. Borner
                                           -------------------------------------
                                           Thomas A. Borner
                                           Chairman and Chief Executive Officer